Organization and Description of Business	9 Months Ended
Sep. 30, 2013
Organization and Description of Business

1. Organization and Description of Business

CymaBay Therapeutics, Inc., formerly Metabolex, Inc., (the Company) is a biopharmaceutical company focused on the discovery and development of proprietary new medicines for the treatment of gout and metabolic diseases. The Company was incorporated in Delaware in October 1988 as Transtech Corporation.

Since inception, the Company has funded its operations primarily through the sale of convertible preferred stock, receipts from the exercise of related warrants to purchase preferred stock, the issuance of convertible notes, and up-front fees, milestones, and research and development funding received under collaboration agreements. The primary uses of funds to date have been for research, pre-clinical and clinical development, drug manufacturing, license payments, business development and administration, and spending on capital items.

Need to Raise Additional Capital

The accompanying financial statements for the years ended December 31, 2012 and 2011, have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business for the foreseeable future. The Company has incurred net losses from operations since its inception and has an accumulated deficit of $329.5 million at December 31, 2012. The Company recorded net losses of $11.3 million and $4.5 million for the years ended December 31, 2012 and 2011, respectively. The Company also recorded negative cash flows from operating activities during 2012 and 2011 of $11.4 million and $17.9 million, respectively. To date, none of the Company’s product candidates have been approved for marketing and sale, and the Company has not recorded any product sales. Management expects operating losses to continue for the next several years. The Company’s ability to achieve profitability is dependent primarily on its ability to successfully develop, acquire or in-license additional product candidates, continue clinical trials for product candidates currently in clinical development, obtain regulatory approvals, and support commercialization activities for partnered product candidates. Products developed by the Company will require approval of the U.S. Food and Drug Administration (FDA) or a foreign regulatory authority prior to commercial sale. The regulatory approval process is expensive, time-consuming, and uncertain, and any denial or delay of approval could have a material adverse effect on the Company. Even if approved, the Company’s products may not achieve market acceptance and will face competition from both generic and branded pharmaceutical products. As of December 31, 2012, the Company had cash and cash equivalents of $7.7 million and a working capital deficit of $9.9 million. The Company will require additional financial resources to fund its ongoing operations, which management plans to raise primarily through equity and/or debt financings and/or collaboration activities. Such funding may not be available to the Company on acceptable terms, or at all. The accompanying financial statements do not include any adjustments relating to the recoverability of the carrying amounts of recorded assets or the amount of liabilities that might result from the outcome of uncertainties.